EXHIBIT 10.32

                                     FORM OF
                              DECLARATION OF TRUST

________________________________ (hereinafter referred to as "Trustee") hereby declares as follows:

1.     That the ___________________ (__________) shares of Hainan Zhongwei
       Agricultural Resources Co. Ltd. (hereinafter referred to as "the Company"), representing __% of total issued and outstanding shares of the Company (hereinafter referred to as "the Shares"), purchased on April 17, 2001 and now registered in my name DO NOT belong to Trustee but to BILLION LUCK COMPANY LTD. (hereinafter referred to as "BILLION LUCK") and Trustee holds the Shares as nominee for BILLION LUCK.

2. That Trustee holds the Shares and all dividends and interest (include bonus issue) accrued or to accrue upon the same UPON TRUST for BILLION LUCK and Trustee agrees to transfer, pay and deal with the Shares and the dividends and interest payable in respect of the same and to exercise all interests and other rights which may accrue to Trustee by virtue thereof as BILLION LUCK may direct.

3. That Trustee undertakes, when called upon to do so by BILLION LUCK, to transfer the Shares to BILLION LUCK or as BILLION LUCK may direct.

4. That Trustee undertakes not to attend and not to exercise its voting power in respect of the Shares at any general meeting of shareholders of the Company. Trustee also undertakes to execute such proxies as BILLION LUCK may from time to time require to enable BILLION LUCK or its nominee to attend and vote at any general meeting of the Company.

5. Trustee undertakes not to nominate directors to the Company, and undertakes to enable BILLION LUCK to nominate directors to the Company.

SUMMARY SCHEDULE

NAME OF TRUSTEE                : _______________________________________
NAME OF BENEFICIAL OWNER       : Billion Luck Co. Ltd.
NAME OF COMPANY                : Hainan Zhongwei Agricultural Resources Co. Ltd.
NP. OF SHARES HELD IN TRUST    : ___________  shares, representing  __% of total
                                 issued and outstanding share capital
Trustee:


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Dated this April 17, 2001


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Form of Declaration of Trust (Certified English translation of original Chinese version)

The undersigned officer of China Resources Development, Inc. hereby certifies that the foregoing is a fair and accurate English translation of the original Chinese version of the Form of Declaration of Trust.

                                  /s/ Wong Wah On
                                  ----------------------------------------------
                                  Wong Wah On, Director and Financial Controller


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